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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT:

     The E.W. Scripps Company (the "Company") has made, constituted and appointed, and by this instrument does make, constitute and appoint, Kenneth W. Lowe, Richard A. Boehne, Joseph G. NeCastro, E. John Wolfzorn, M. Denise Kuprionis and William Appleton, and each of them, its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute for it and in its name, place and stead, in any and all capacities as attorney-in-fact, a Registration Statement on Form S-3 or other form registering under the Securities Act of 1933 (and Rule 415 of such Act, if appropriate) Class A Common Shares of the Company to be sold by or for the account of The Edward W. Scripps Trust and to any and all amendments, post-effective amendments, supplements and exhibits to such Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed, attested and sealed on February 27, 2003.

                                       THE E.W. SCRIPPS COMPANY


                                       By: /s/ Joseph G. NeCastro
                                          -------------------------------------
                                               Joseph G. NeCastro
                                               Senior Vice President and
                                               Chief Executive Officer

ATTEST:

By:  /s/ M. Denise Kuprionis
    ---------------------------------------------
         M. Denise Kuprionis
         Vice President, Corporate Secretary and
         Director of Legal Affairs



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